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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): May 30, 2003


                                DIRECTVIEW, INC.
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             (Exact name of registrant as specified in its charter)



        Nevada                         1-1115                    04-3053538
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(State or other jurisdiction      (Commission File            (IRS Employer
 or incorporation)                     Number)              Identification No.)


         21218 Saint Andrews Boulevard, #323, Boca Raton Florida 33432
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          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code        (561) 988-5554
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                          Boston Pacific Medical, Inc.
                 428 East 790 South, Pleasant Grove, Utah 84062
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         (Former name or former address, if changed since last report)



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ITEM 1.  CHANGE OF CONTROL OF REGISTRANT.

         On May 30, 2003, DirectView, Inc., a Nevada corporation ("DirectView") formerly Boston Pacific Medical ("BPMI") and its wholly-owned subsidiary, BPMI Acquisition, a Florida corporation ("Merger Sub") consummated an Agreement and Plan of Merger (the "Merger Agreement") with Ralston Communications, Inc., a Florida company ("Ralston"). Pursuant to the Merger Agreement, Merger Sub was merged with and into Ralston and Ralston survived as DirectView's wholly-owned subsidiary. At the effective time of the merger, Michele Ralston, the sole shareholder of Ralston, exchanged her securities for an aggregate of 107,776,566 shares of DirectView's restricted common stock.

         The summary of the Merger Agreement is qualified by reference to the complete text of the Merger Agreement which is filed as an exhibit to this 8-K.

         On the closing of the Merger Agreement, Ralston's President, Jeff Robbins, was appointed to DirectView's Board of Directors and was appointed President of DirectView. Ms. Ralston was appointed secretary and treasurer of DirectView. Brant Dees resigned as an officer and director of DirectView.

         In addition, DirectView entered into a Series B Preferred Stock Conversion Agreement pursuant to which the holders of the 10,000 shares of DirectView's Series B Preferred Stock exchanged their preferred shares for 18,000,000 shares of restricted common stock of DirectView.

         Ralston Communications, Inc. is a full-service provider of high-quality, cost efficient videoconferencing technologies and services. They provide multipoint videoconferencing, network integration services, custom room design, staffing, document conferencing and IP/Webconferencing services to businesses and organizations in the United States and around the world. Our conferencing services enable our clients to cost-effectively, instantaneously conduct remote meetings by linking participants in geographically dispersed locations.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Business Acquired. The financial statements of the business acquired shall be filed by amendment within the appropriate time period after the date of Report on Form 8-K must be filed.

         (b) Pro Forma Financial Information. The pro forma financial information shall be filed by amendment within the appropriate time period after the date of Report on Form 8-K must be filed.


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         (c)      Exhibits.

         Exhibit No.       Description

         2.0               Merger Agreement dated as of May 16, 2003.

         99.1              Series B Preferred Stock Conversion Agreement dated
                           May 29, 2003.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIRECTVIEW, INC.


                                        By: /s/ Jeff Robbins
                                            ---------------------------------
                                        Name     Jeff Robbins
                                        Title:   President


Dated:  June 2, 2003


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